Acquisition of Comanche National Corporation Exhibit 99.2

Forward-Looking Statements This presentation contains statements regarding the proposed transaction (“merger”) between Spirit of Texas Bancshares, Inc. (“Spirit,” “STXB,” “we,” “us,” or “our”) and Comanche National Corporation (“Comanche”). These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “estimates,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans, “seeks,” and variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical fact. These statements are based on current expectations, estimates, forecasts and projections and management assumptions about the future performance of each of Spirit, Comanche and the combined company, as well as the businesses and markets in which they do and are expected to operate. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Spirit and Comanche may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the companies’ shareholders may not approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) continued diversification of assets and adverse changes to credit quality; (9) difficulties associated with achieving expected future financial results; (10) competition from other financial services companies in Spirit’s and Comanche’s markets; or (11) an economic slowdown that would adversely affect credit quality and loan originations. For a more complete list and description of such risks and uncertainties, refer to Spirit’s Registration Statement on Form S-1, as amended, filed with the Securities and Exchange Commission (the “SEC”) on April 6, 2018 and its related prospectus, filed with the SEC on May 4, 2018, as well as other filings made by Spirit with the SEC. Copies of such filings are available for download free of charge from the Investor Relations section of Spirit’s website at www.sotb.com. Any forward-looking statement made by Spirit in this presentation speaks only as of the date on which it is made. Factors or events that could cause Spirit’s actual results to differ may emerge from time to time, and it is not possible for Spirit to predict all of them. Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, Spirit disclaims any intention or obligation to update any forward-looking statements after the distribution of this presentation, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

Important Additional Information This communication is being made with respect to the proposed transaction involving Spirit and Comanche. This material is not a solicitation of any vote or approval of the Spirit or Comanche shareholders and is not a substitute for the joint proxy statement/prospectus or any other documents that Spirit and Comanche may send to their respective shareholders in connection with the proposed merger. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger, Spirit will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of Spirit and Comanche and a prospectus of Spirit, as well as other relevant documents concerning the proposed merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SHAREHOLDERS ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Both Spirit and Comanche will mail the joint proxy statement/prospectus to their respective shareholders. Shareholders are also urged to carefully review and consider Spirit’s public filings with the SEC, including, but not limited to, its Registration Statement on Form S-1, as amended, filed with the SEC on April 6, 2018, and its related prospectus, filed with the SEC on May 4, 2018, its proxy statement, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. Copies of the Registration Statement and joint proxy statement/prospectus and other filings incorporated by reference therein, as well as other filings containing information about Spirit, may be obtained as they become available at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Spirit at www.sotb.com. Spirit, Comanche and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Spirit’s and Comanche’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Spirit and their ownership of Spirit common stock is set forth in the proxy statement for Spirit’s 2018 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on June 22, 2018. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Overview of Comanche National Bank Community bank established in 1890 and headquartered in Comanche, Texas Eight branches in attractive deposit markets, including markets that complement Spirit’s Tarrant County operations and provide for future “fill-in” opportunities Approximately $350 million in total assets Loan to deposit ratio of ~40% – excess deposits of over $180 million 1.10% return on average assets History of clean asset quality – average (0.02%) in annual net charge-offs over the past 5 years Source: SNL Financial

Pro Forma Franchise Source: SNL Financial Jacksboro Palo Pinto Mineral Wells Millsap Santo Mingus Comanche College Station Comanche National Bank’s excess deposits to supplement STXB’s metropolitan lending and contributes 8 branches in deposit-rich markets

Transaction Summary Merger Partner Transaction Value Cash Consideration Stock Consideration Pro Forma Ownership Board / Management Anticipated Closing Comanche National Corporation (“Comanche”) and bank subsidiary, Comanche National Bank $55.9 million in aggregate as of July 18, 2018 Estimated $12.2 million of cash, based on agreed to cash consideration of $15.0 million less estimated after-tax seller transaction costs of $2.8 million 2,142,857 shares of STXB, or approximately $43.6 million as of July 18, 2018 82% STBX / 18% Comanche William K. “Kendall” Nix, Chairman of Comanche, to join STXB Board and Spirit of Texas Bank management Jeff Stewart, President of Comanche and CEO of the Comanche Bank, to join Spirit of Texas Bank management Fourth quarter of 2018, subject to regulatory and shareholder approvals and other customary closing conditions

Transaction Assumptions and Valuation Cost Savings 25% of Comanche noninterest expense (75% realized in 2019, and 100% thereafter) Mark-to-Market Adjustments Estimated 1.0% credit mark on gross loans $400 thousand mark on $2.8 million of Trust Preferred securities amortized over 18 years $5.1 million unrealized loss on available-for-sale securities accreted over 4 years $2.0 million fixed asset write up Core Deposit Intangibles Estimated 2.0% of all non-time accounts, 10 year amortization – accelerated method Based on an STXB closing stock price of $20.36 on July 18, 2018, and estimated seller transaction costs of $2.8 million Excludes one-time $266 thousand deferred tax asset revaluation associated with change in tax legislation Assumes a hypothetical transaction close date of December 31, 2018 and 75% noninterest expense cost savings realization for the full year

Transaction Rationale High-quality bank with attractive core deposit base and low loan to deposit ratio Comanche loan to deposit ratio of approximately 40% as of June 30, 2018 Over $180 million of excess deposits Estimated pro forma STXB loan to deposit ratio of approximately 88% Financially attractive transaction Immediate double digit earnings per share accretion Acceptable tangible book value dilution and earnback period Adds significant scale and increases opportunity for enhanced efficiencies and profitability On a pro forma basis, STXB will be approximately $1.4 billion in assets, with over $1.0 billion in total loans Additional future “fill-in” opportunities Effective utilization of recently attained public stock and initial leveraging of IPO capital Additional IPO proceeds available for future acquisitions

STXB Acquisition History Source: S&P Global and Company documents 2008-2014 total assets represented by bank-level regulatory financial data; 2015-2018Q1 total assets represented by consolidated financial data. Asset Growth Since Inception ($M) 2008: Acquisition of Snook Bancshares 2009: Third Coast Bank Branch Deal (2 branches) 2011: Texas Community Bank, NA Branch Deal (3 branches) 2012: Acquisition of Oasis Bank 2013: Acquisition of Peoples Bank 2016: PlainsCapital Branch Deal (1 branch) 2013: Acquisition of Texas Community Bank (FDIC-Assisted) 2018: Acquisition of Comanche National Corp.

Appendix

Pro Forma Deposit Composition Spirit of Texas Bancshares Comanche National Bank Pro Forma Cost of Deposits: 0.82% Cost of Deposits: 0.58% Cost of Deposits: 0.76% Yield / Cost Spread: 4.74% Loans / Deposits: 105.4% Yield / Cost Spread: 5.47% Yield / Cost Spread: 4.86% Loans / Deposits: 40.6% Loans / Deposits: 88.1% Source: SNL Financial Note: STXB and Comanche National Bank reflect regulatory financial data as of 3/31/18 and 6/30/18, respectively

Pro Forma Loan Portfolio Spirit of Texas Bancshares Comanche National Bank Pro Forma Yield on Loans: 5.56% Yield on Loans: 6.05% Yield on Loans: 5.62% Source: SNL Financial Note: STXB and Comanche National Bank reflect regulatory financial data as of 3/31/18 and 6/30/18, respectively

Contact Information Corporate Headquarters Spirit of Texas Bancshares, Inc. 1836 Spirit of Texas Way Conroe, Texas 77301 (936) 538-1000 Analysts / Investors Jerry Golemon Executive Vice President and Chief Operating Officer (281) 516-4904 jgolemon@sotb.com Media Dennard Lascar Investor Relations Ken Dennard / Natalie Hairston (713) 529-6600 STXB@dennardlascar.com